UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                   FORM 8-K


                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of THE SECURITIES
                             EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  July 17, 1997


                                  Pages, Inc.
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                       Commission File Number  0-107475


        Incorporated - Delaware   IRS Identification Number  34-1297143


             801 94th Avenue North, St. Petersburg, Florida  33702

       Registrant's telephone number, including area code (813) 578-3300



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Item 4.  Changes in Registrant's Certifying Accountant.

(a)  Previous Independent Accountants

(i) On July 17, 1997, Pages, Inc. (the "Registrant") dismissed Deloitte & Touche LLP as its principal independent accountant.

(ii) The reports of Deloitte & Touche LLP on the financial statements for the
past two fiscal years contained no adverse opinion or disclaimer of   opinion
and were not qualified or modified as to uncertainty or audit    scope.  The
report dated March 21, 1997 of Deloitte & Touche LLP on the      1996 and 1995
financial statements expressed an unqualified opinion and   included an
explanatory paragraph for a change in accounting principle.

(iii)The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

(iv) In connection with its audits for the two most recent fiscal years and through July 17, 1997, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(v) During the two most recent fiscal years and through July 17, 1997, there have been no reportable events (as defined in Regulation S-K Item
304(a)(i)(v)) by Deloitte & Touche LLP.

(vi) The Registrant has requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the
above statements. A copy of such letters, dated July 17, 1997, are filed   as
Exhibit 16(a) and 16(b) to this Form 8-K.

(b)  New Independent Accountants

     At this time Pages, Inc. has not engaged new independent accountants, but is beginning the process of interviews and choosing its new independent accountants.

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Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

     Not applicable.


(b)  Pro Forma Financial information

     Not applicable.

(c)  Exhibits

     16(a)Letter to Deloitte & Touche LLP dated July 17, 1997, requesting
that they read this Form 8-K and inform the SEC of their agreement         or
lack of agreement with the statements made on this Form 8-K.

     16(b)Letter from Deloitte & Touche LLP to the SEC regarding their agreement with the statements made in Form 8-K will be filed when received.

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                                  Signatures

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Pages, Inc.


Date: July 17, 1997                By: /s/ Steven L. Canan
      ------------------------        -------------------------
                                        Steven L. Canan, CFO


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EXHIBIT 16(a)



July 17, 1997


Mike Pacetti
Deloitte & Touche LLP
Suite 1200
201 East Kennedy Boulevard
Tampa, FL  33602-5821

Dear Mr. Pacetti:

Attached is a copy of the PAGES, Inc. SEC Form 8-K filed in reference to our change in independent accountants. Please review the statements contained in 4(a). Please furnish PAGES, Inc. with a letter addressed to the SEC stating whether or not you agree with the statements.

Thank you on behalf of PAGES, Inc.


Sincerely,


/s/ Steven L. Canan
Steven L. Canan
Chief Financial Officer
PAGES, Inc.


SLS/lg


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EXHIBIT 16(b)




July 21, 1997

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549


Dear Sirs/Madams:

We have read and agree with the contents in Item 4(a) numbers (i), (ii), (iv), and (v) of Form 8-K of Pages, Inc. dated July 17, 1997. We have no comment regarding Items 4(a)(iii), 4(a)(vi) and 4(b).

Yours truly,

Deloitte & Touche LLP

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